UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 27, 1998



                           FARM FAMILY HOLDINGS, INC.
      A Delaware Corporation Commission File No. 1-11941 IRS No. 14-1789227

                   344 Route 9W, Glenmont, New York 12077-2910
                  Registrant's telephone number: (518) 431-5000

Item 5.  Other Events

         On January 27, 1998, Farm Family Holdings, Inc. issued a press release announcing that a committee of its independent directors and a committee representing the shareholders of Farm Family Life Insurance Company have negotiated a revision of the form of consideration to be paid, under the Option Purchase Agreement pursuant to which Farm Family Holdings, Inc. has an option to acquire Farm Family Life Insurance Company.

Item 7.  Financial Statements and Exhibits


The following exhibits are filed as part of this report:

Exhibit Index

Exhibit 99 - Press Release


                                   Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            FARM FAMILY HOLDINGS, INC.
                                                   (Registrant)




       January 27, 1998                 /s/ Philip P. Weber
--------------------------------   ---------------------------------------------
            (Date)                               Philip P. Weber
                                                President and CEO

                                                                    News Release


FOR IMMEDIATE RELEASE

CONTACT:          Timothy A. Walsh
                  Executive Vice President -  Finance & Treasurer
                  (518) 431-5410

Glenmont, NY - January 27, 1998 -- Farm Family Holdings, Inc. ("Farm Family") announced today that a committee of its independent directors and a committee representing the shareholders of Farm Family Life Insurance Company (the "Life Company") have negotiated a revision of the form of consideration to be paid under the Option Purchase Agreement pursuant to which Farm Family has an option to acquire the Life Company. Under the proposed new terms, Farm Family would pay an exercise price of $37.5 million to acquire the Life Company, consisting of $31.5 million of common stock of Farm Family and $6 million stated value of 6-1/8% voting preferred stock of Farm Family. The preferred stock will be subject to mandatory redemption by Farm Family, on the date following the twentieth anniversary of the issuance date, and optional redemption by Farm Family on and after the tenth anniversary of the issuance date, at its stated value plus accrued and unpaid dividends. These terms are subject to the approval of the shareholders of the Life Company and the Board of Directors of Farm Family.

On December 16, 1997, Farm Family announced that the proposed exercise price and the form of consideration had been agreed to by the committees, but was subject to approval of the shareholders of the Life Company and the Board of Directors of Farm Family. However, after further evaluation of tax and structural matters, this change in the form of consideration was negotiated.

Philip P. Weber, President & CEO, said "Although there has been a change in the form of consideration, under the proposed terms and based on our current stock price and earnings expectations, we continue to expect the acquisition to be slightly accretive to earnings in 1998."

The Life Company was established in 1953 by certain Farm Bureaus(R) to provide life insurance products for Farm Bureau members principally in the Northeast. The Life Company principally sells term, traditional whole life and universal life products, in addition to single and flexible premium deferred annuities, single premium immediate annuities and disability income insurance products and operates in the same ten states as and through a common distribution system with Farm Family Casualty Insurance Company, the wholly owned subsidiary of Farm Family.





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


Farm Family has not made a final determination as to whether it will exercise its option to acquire the Life Company. Farm Family's decision to exercise the option will depend on, among other things, whether the shareholders of the Life Company approve the proposed new terms of the Option Purchase Agreement. There can be no assurance at this time that Farm Family will exercise the option.

Farm Family Holdings, Inc. is the parent of Farm Family Casualty Insurance Company, a specialized, regional property and casualty insurer of farms, agricultural related businesses and residents and businesses of rural and suburban communities.

Safe Harbor Statement under The Private Securities Litigation Reform Act of 1995: This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based on management's current knowledge, expectations, estimates, beliefs and assumptions. The forward-looking statements in this news release include, but are not limited to, statements with respect to the exercise price of Farm Family's option to acquire the Life Company and the form of the consideration in which such exercise price would be paid, the earnings expectations of Farm Family and the Life Company, the impact of the acquisition of the Life Company on the earnings of Farm Family, and any decision by Farm Family to exercise its option to acquire the Life Company. The forward-looking statements in this news release are not guarantees of future performance and are subject to a number of important risks and uncertainties, many of which are outside Farm Family's control, that could cause actual results to differ materially. These risks and uncertainties include, but are not limited to, factors related to the approval of the proposed new terms of the Option Purchase Agreement by the Life Company's shareholders and by Farm Family's Board of Directors, the results of operations of Farm Family and the Life Company, fluctuations in the market value of shares of Farm Family's common stock, the exercise by Farm Family of its option to acquire the Life Company, the satisfaction of the closing conditions set forth in the Option Purchase Agreement (which conditions include but are not limited to, the receipt of all required governmental approvals), and the other risks disclosed in Farm Family's filings with the Securities and Exchange Commission, specifically the Form 10-K filed for the fiscal year ended December 31, 1996 and the Prospectus dated July 22, 1996.




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


                Farm Family Life Insurance Company & Subsidiary
                    Selected Consolidated Financial Data(1)
                                ($ in millions)


                                                                      For the Nine               For the Year Ended
                                                                      Months Ended                  December 31,
                                                                  --------------------       --------------------------
                                                                  09/30/97    09/30/96       1996       1995        1994
                                                                  --------    --------       ----       ----        ----
Income statement data:
Premiums and product charges:
    Traditional life insurance premiums                           $   22.6    $   23.4   $   31.1   $   29.9    $   26.1
    Universal life charges                                             3.8         3.6        5.0        4.5         4.2
    Accident and health premiums (2)                                   2.1         1.6        2.2        2.5        12.9
    Property-casualty premiums                                         6.6         7.0        9.4        9.3         9.8
                                                               ----------------------------------------------------------
Total premiums and product charges                                $   35.1    $   35.6   $   47.7   $   46.2    $   53.0
                                                               ----------------------------------------------------------

Net investment income                                             $   39.6    $   39.7   $   55.5   $   52.4    $   49.5

Total revenues                                                    $   74.7    $   75.3   $  103.2   $   98.6    $  102.5

Income before participating policyholders' interest               $   13.5    $   11.5   $   16.9   $   17.0    $   19.8
Participating policyholders' interest(3)                              10.5         8.9       13.9       12.6        15.0
                                                               ----------------------------------------------------------
Net income attributable to common stockholders                    $    3.0    $    2.6   $    3.0   $    4.4    $    4.8
                                                               ----------------------------------------------------------

Balance sheet data (at period end):
Total investments                                                   $764.4      $700.8     $726.5     $717.5      $599.8
Total assets                                                         839.4       778.7      800.8      779.1       685.2
Liability for participating policyholders' interest(3)               109.4        88.8       96.8      100.7        69.9
Stockholders' equity                                                  38.2        34.3       34.7       32.4        28.1

---------------------------------------------------------------
1)   The  consolidated  statement  of income data  includes the accounts of Farm
     Family Life Insurance Company and its wholly owned subsidiary,  United Farm
     Family Insurance Company.
(2)  Premiums for life and health  operations  in 1994 include  $10.6 million of premium for group major medical insurance.  The Company ceased writing this line of business during 1994, accordingly premiums from group major medical were zero in 1995 and 1996.
(3)  The  majority  of  the  Company's  insurance  policies  are  written  on  a
     "participating"  basis,  as defined in the New York  State  insurance  law.
     Profits  earned on  participating  business are reserved for the payment of dividends to policyholders except for the stockholders' share of profits on participating  policies,  which is  limited  to the  greater  of 10% of the statutory  profit  on  participating  business,  or 50 cents  per  thousand dollars  of the face  amount  of  participating  life  insurance  in force.
     Participating  policyholders'  interest includes the accumulated net income from  participating  policies reserved for payment to such policyholders in the form of  dividends  (less  net  income  allocated  to  stockholders  as indicated above) as well as a pro rata portion of net unrealized investment gains  (losses).  Dividends to  policyholders  are approved by the Board of
     Directors  based  on the  net  income  of the  participating  policies.  In addition to the  greater of 10% of the  statutory  profit on  participating
     business  or  50  cents  per  thousand   dollars  of  the  face  amount  of
     participating  life insurance in force,  earnings available to stockholders consists of earnings on non-participating  business and a pro rata share of net investment income and realized investment gains (losses).



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